Transocean

FLEET STATUS REPORT

DEEPWATER
PROTEUS
DEEPWATER PROTEUS

FEBRUARY 2020

Transocean Ltd. (NYSE: RIG)

Updated: February 14, 2020
Revisions Noted in Bold
Dynamically positioned 
											Dayrate on	Dayrate on
				Yr. (1)	Water	Drilling			Estimated	Estimated	Current	Previous
	Footnote	Floater	Dynamically	Entered	Depth	Depth			Contract	Expiration	Contract (3)	Contract (3)
Rig Type/Name	References	Type	Positioned	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Additional Comments for Q1 2020 - Q4 2020

Rigs Under Construction (2)				
Deepwater Atlas	(9)	ship		TBA	12,000	40,000	TBA
Deepwater Titan	(6), (16)	ship		TBA	12,000	40,000	USGOM	Chevron	Q4 2021	Q4 2026	455,000	N/A
Ultra-Deepwater (28)				
Deepwater Poseidon	(6)	ship		2018	12,000	40,000	USGOM	Shell	Sep-18	Feb-28	476,000	N/A
Deepwater Pontus	(6)	ship		2017	12,000	40,000	USGOM	Shell	Oct-17	Oct-27	476,000	N/A
Deepwater Conqueror	(6), (8)	ship		2016	12,000	40,000	USGOM	Chevron	Dec-16	Dec-21	582,000	N/A
Deepwater Proteus	(6)	ship		2016	12,000	40,000	USGOM	Shell	Aug-16	May-26	474,000	N/A
Deepwater Thalassa	(6)	ship		2016	12,000	40,000	USGOM	Shell	Jul-16	Feb-26	474,000	N/A
Ocean Rig Apollo		ship		2015	12,000	40,000				Stacked May 2016
Deepwater Asgard		ship		2014	12,000	40,000	USGOM	Beacon Offshore	Jan-20	Jul-20	220,000	185,000
							USGOM	Beacon Offshore	Jul-20	Oct-20	240,000	N/A
Deepwater Invictus	(6)	ship		2014	12,000	40,000	USGOM	BHP Billiton	Oct-19	Apr-20	Not Disclosed	Not Disclosed
	(6)						Trinidad	BHP Billiton	Apr-20	Jul-20	155,000	N/A
	(6)						USGOM	BHP Billiton	Jul-20	Apr-21	155,000	N/A
Deepwater Athena		ship		2014	12,000	40,000				Stacked March 2017
Deepwater Skyros		ship		2013	12,000	40,000	Angola	Total	Dec-18	Sep-21	573,000	N/A
Deepwater Mylos		ship		2013	12,000	40,000				Stacked September 2016
Deepwater Corcovado	(7), (8)	ship		2011	10,000	35,000	Brazil	Petrobras	Dec-19	Jul-21	191,000	N/A	30 days out of service in 2020
Deepwater Mykonos	(7), (8)	ship		2011	10,000	35,000	Brazil	Petrobras	Nov-19	May-21	211,000	N/A
Deepwater Olympia		ship		2011	10,000	35,000				Stacked April 2016
Deepwater Orion		ship		2011	10,000	35,000				Idle October 2019
Deepwater Champion		ship		2011	12,000	40,000				Stacked Feb. 2016
Discoverer Inspiration	(6), (8)	ship		2010	12,000	40,000	USGOM	Chevron	Mar-15	Mar-20	565,000	N/A	21 days out of service in April 2020
							USGOM	Talos	Apr-20	Jul-20	210,000	565,000
Discoverer India		ship		2010	12,000	40,000	Egypt	Burullus	Sep-19	Apr-20	135,000	N/A
							Egypt	Burullus	Apr-20	Aug-20	170,000	N/A
Dhirubhai Deepwater KG2	(13)	ship		2010	12,000	35,000	Australia	Chevron	Oct-19	Jun-20	260,000	N/A
							Myanmar	Woodside	Oct-20	Apr-21	250,000	260,000
Discoverer Luanda		ship		2010	7,500	40,000				Stacked February 2018
Discoverer Americas		ship		2009	12,000	40,000				Stacked April 2016
Discoverer Clear Leader		ship		2009	12,000	40,000				Stacked June 2019
Petrobras 10000	(4), (6), (7)	ship		2009	12,000	37,500	Brazil	Petrobras	Mar-19	Feb-20	294,000	N/A
	(4), (6), (7)						Brazil	Petrobras	Mar-20	Feb-21	307,000	N/A
	(4), (6), (7)						Brazil	Petrobras	Mar-21	Sep-21	316,000	N/A
Dhirubhai Deepwater KG1		ship		2009	12,000	35,000	India	Reliance	Nov-19	Nov-20	127,000	124,000
Development Driller III		semi		2009	7,500	37,500	Equatorial Guinea	ExxonMobil	Feb-19	Mar-20	192,000	N/A
							Trinidad	Not Disclosed	Apr-20	Apr-21	250,000	192,000	Paid mobilization in March
GSF Development Driller II		semi		2005	7,500	37,500				Stacked Jan. 2016
GSF Development Driller I	(13)	semi		2005	7,500	37,500	Australia	Chevron	May-19	May-20	209,000	Not Disclosed
	(13)						Australia	Chevron	May-20	Oct-20	217,000	N/A
Deepwater Nautilus		semi		2000	8,000	30,000	Brunei	Shell	Jan-20	Feb-20	175,000	N/A
							Malaysia	Petronas (Shell Farmout)	Feb-20	Jul-20	140,000	175,000
													Q1 2020	Q2 2020	Q3 2020	Q4 2020
											Estimated Average Contract Dayrates (5)		$323,000	$307,000	$322,000	$354,000

Harsh Environment (14)				
Transocean Norge	(7), (8), (12)	semi		2019	10,000	40,000	Norway	Equinor	Nov-19	May-20	281,000	N/A
	(7), (8), (12)						Norway	Equinor	Jun-20	Aug-20	291,000	281,000
Transocean Enabler	(6), (7), (8)	semi		2016	1,640	28,000	Norway	Equinor	Jul-19	Jul-20	438,000	N/A
	(6), (7), (8)						Norway	Equinor	Jul-20	Jul-21	434,000	N/A
	(6), (7), (8)						Norway	Equinor	Jul-21	Jul-22	429,000	N/A
	(6), (7), (8)						Norway	Equinor	Jul-22	Jul-23	425,000	N/A
	(6), (7), (8)						Norway	Equinor	Jul-23	Mar-24	415,000	N/A
Transocean Encourage	(6), (7), (8)	semi		2016	1,640	28,000	Norway	Equinor	Mar-19	Mar-20	434,000	N/A
	(6), (7), (8)						Norway	Equinor	Mar-20	Mar-21	430,000	N/A
	(6), (7), (8)						Norway	Equinor	Mar-21	Mar-22	425,000	N/A
	(6), (7), (8)						Norway	Equinor	Mar-22	Mar-23	421,000	N/A
	(6), (7), (8)						Norway	Equinor	Mar-23	Nov-23	412,000	N/A
Transocean Endurance	(6), (8)	semi		2015	1,640	28,000	Norway	Equinor	Dec-19	Dec-20	487,000	N/A
	(6), (8)						Norway	Equinor	Dec-20	Dec-21	483,000	N/A
	(6), (8)						Norway	Equinor	Dec-21	Dec-22	478,000	N/A
	(6), (8)						Norway	Equinor	Dec-22	Jun-23	467,000	N/A
Transocean Equinox	(6), (8)	semi		2015	1,640	28,000	Norway	Equinor	Nov-19	Nov-20	487,000	N/A
	(6), (8)						Norway	Equinor	Nov-20	Nov-21	482,000	N/A
	(6), (8)						Norway	Equinor	Nov-21	Nov-22	478,000	N/A
	(6), (8)						Norway	Equinor	Nov-22	Dec-22	468,000	N/A
Transocean Spitsbergen	(7), (8)	semi		2010	10,000	30,000	Norway	Equinor	Oct-19	Jun-22	Not Disclosed	230,000
Transocean Barents	(14)	semi		2009	10,000	30,000	Canada	Equinor	Footnote 14	Footnote 14	Not Disclosed	N/A
Leiv Eiriksson		semi		2001	7,500	25,000	Norway	ConocoPhillips	Dec-19	Mar-20	Not Disclosed	N/A
							Norway	Spirit Energy	Jun-20	Jul-20	225,000	Not Disclosed
							Norway	ConocoPhillips	Jul-20	Nov-20	235,000	225,000
Paul B. Loyd, Jr.	(3)	semi		1990	2,000	25,000	UKNS	Hurricane Energy PLC	Feb-20	Mar-20	160,000	Not Disclosed
							UKNS	Hurricane Energy PLC	Apr-20	Sep-20	205,000	N/A
							UKNS	Hurricane Energy PLC	Oct-20	Oct-20	160,000	N/A
Transocean Leader		semi		1987/1997	4,500	25,000	UKNS	Premier Oil	Mar-20	Jun-20	Not Disclosed	Not Disclosed
Transocean Arctic	(7)	semi		1986	1,650	25,000	Norway	DEA Norge	Jul-19	Jul-20	Not Disclosed	Not Disclosed
Henry Goodrich		semi		1985/2007	5,000	30,000				Idle February 2020
Polar Pioneer		semi		1985/2014	1,500	25,000				Stacked Dec. 2015
Songa Dee		semi		1984/2014	1,500	30,000				Stacked Sep. 2016
													Q1 2020	Q2 2020	Q3 2020	Q4 2020
											Estimated Average Contract Dayrates (5)		$334,000	$338,000	$346,000	$374,000

Midwater Floaters (3)				
Sedco 714		semi		1983/1997	1,600	25,000				Stacked Nov. 2015
Transocean 712	(7)	semi		1983	1,600	25,000	UKNS	ConocoPhillips	Mar-19	Jan-21	Not Disclosed	Not Disclosed
Sedco 711		semi		1982	1,800	25,000				Stacked Jan. 2016
													Q1 2020	Q2 2020	Q3 2020	Q4 2020
											Estimated Average Contract Dayrates (5)		$130,000	$130,000	$130,000	$130,000

Fixed-Price Options - See Footnote 10				
Ultra-Deepwater				
GSF Development Driller I		semi		2005	7,500	37,500	Australia	Chevron	Nov-20	Dec-20	Not Disclosed	N/A
							Australia	Chevron	Dec-20	Jan-21	Not Disclosed	N/A
							Australia	Chevron	Jan-21	Feb-21	Not Disclosed	N/A
							Australia	Chevron	Mar-21	Apr-21	Not Disclosed	N/A
Deepwater Invictus	(6)	ship		2014	12,000	40,000	USGOM	BHP Billiton	Apr-21	Apr-22	Not Disclosed	N/A
	(6)						USGOM	BHP Billiton	Apr-22	Apr-23	Not Disclosed	N/A
Ocean Rig Skyros	(8), (15)	ship		2013	12,000	40,000	Angola	Total	Oct-21	Jan-22	200,000	N/A
	(8), (15)						Angola	Total	Jan-22	May-22	200,000	N/A
	(8), (15)						Angola	Total	May-22	Sep-22	200,000	N/A
Ocean Rig Corcovado	(7), (8)	ship		2011	10,000	35,000	Brazil	Petrobras	Aug-21	Jun-23	Not Disclosed	N/A
Ocean Rig Mykonos	(7), (8)	ship		2011	10,000	35,000	Brazil	Petrobras	May-21	Aug-23	Not Disclosed	N/A
Discoverer India		ship		2010	12,000	40,000	Egypt	Burullus	Aug-20	Dec-20	Not Disclosed	N/A
							Egypt	Burullus	Dec-20	Apr-21	Not Disclosed	N/A
							Egypt	Burullus	Apr-21	Aug-21	Not Disclosed	N/A
							Egypt	Burullus	Aug-21	Dec-21	Not Disclosed	N/A
							Egypt	Burullus	Dec-21	Apr-22	Not Disclosed	N/A
Dhirubhai Deepwater KG1		ship		2009	12,000	35,000	India	Reliance	Nov-20	May-21	Not Disclosed	N/A
Deepwater Asgard		ship		2014	12,000	40,000	USGOM	Beacon Offshore	Oct-20	Nov-20	Not Disclosed	N/A
							USGOM	Beacon Offshore	Nov-20	Jan-21	Not Disclosed	N/A
							USGOM	Beacon Offshore	Jan-21	Feb-21	Not Disclosed	N/A
Discoverer Inspiration							USGOM	Talos	Jul-20	Sep-20	Not Disclosed	N/A
							USGOM	Talos	Sep-20	Oct-20	Not Disclosed	N/A
							USGOM	Talos	Oct-20	Nov-20	Not Disclosed	N/A
Dhirubhai Deepwater KG2		ship		2010	12,000	35,000	Myanmar	Woodside	Apr-21	Aug-21	250,000	N/A
Harsh Environment				
Transocean Enabler	(7), (11), (8)	semi		2016	1,640	28,000	Norway	Equinor	Mar-24	Mar-27	415,000	N/A
	(7), (11), (8)						Norway	Equinor	Mar-27	Mar-30	415,000	N/A
	(7), (8)						Norway	Equinor	Mar-30	Mar-33	415,000	N/A
	(7), (8)						Norway	Equinor	Mar-33	Mar-36	415,000	N/A
Transocean Encourage	(7), (11), (8)	semi		2016	1,640	28,000	Norway	Equinor	Nov-23	Nov-26	412,000	N/A
	(7), (11), (8)						Norway	Equinor	Nov-26	Nov-29	412,000	N/A
	(7), (8)						Norway	Equinor	Nov-29	Nov-32	412,000	N/A
	(7), (8)						Norway	Equinor	Nov-32	Nov-35	412,000	N/A
Transocean Endurance	(6), (11), (8)	semi		2015	1,640	28,000	Norway	Equinor	Jun-23	Jun-26	483,000	N/A
	(6), (11), (8)						Norway	Equinor	Jun-26	Jun-29	483,000	N/A
	(6), (8)						Norway	Equinor	Jun-29	Jun-32	483,000	N/A
	(6), (8)						Norway	Equinor	Jun-32	Jun-35	483,000	N/A
Transocean Equinox	(6), (11), (8)	semi		2015	1,640	28,000	Norway	Equinor	Dec-22	Dec-25	483,000	N/A
	(6), (11), (8)						Norway	Equinor	Dec-25	Dec-28	483,000	N/A
	(6), (8)						Norway	Equinor	Dec-28	Dec-31	483,000	N/A
	(6), (8)						Norway	Equinor	Dec-31	Dec-34	483,000	N/A
Transocean Spitsbergen	(7), (8)	semi		2010	10,000	30,000	Norway	Equinor	Jun-22	Jul-22	Not Disclosed	N/A
	(7), (8)						Norway	Equinor	Jul-22	Aug-22	Not Disclosed	N/A
Transocean Barents	(8), (14)	semi		2009	10,000	30,000	Canada	Equinor	Footnote 14	Footnote 14	Not Disclosed	N/A
Transocean Norge	(7), (8), (12)	semi		2019	10,000	40,000	Norway	Equinor	Aug-20	Sep-20	Not Disclosed	N/A
	(7), (8), (12)						Norway	Equinor	Sep-20	Oct-20	Not Disclosed	N/A
			

Revisions Noted in Bold

Footnotes

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.
(2)

Estimated Contract Start and Estimated Expiration Dates are generally calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on March 4, 2018 will be reported as commencing in February 2018) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on March 24, 2018 will be reported as commencing in March 2018). Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3)

Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve. Please refer to the “Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates. This column may not reflect the rate currently being received under the contract as a result of an applicable standby rate or other rate, which typically is less than the contract dayrate.

(4)	In September 2018, the contract was extended by 2 years through October 2021 and includes a blend and extend modification to the previous contract dayrate.
(5)	Estimated Average Contract Dayrate is defined as the average contracted full operating dayrate to be earned per revenue earning day. See note (3) for definition of full operating dayrate.
(6)

If the dayrate is disclosed, reflects the current contracted dayrate which could reflect prior cost escalations, or de-escalations, and could change in the future due to further cost escalations, or de-escalations.

(7)

If the dayrate is disclosed, reflects the current contracted dayrate which, along with costs, includes a foreign currency component. Changes in the value of the U.S. Dollar relative to certain foreign currencies will result in an adjustment to the dayrate according to the terms of the contract. The dayrate adjustment generally offsets the foreign currency exchange-related change in costs.

(8)	If the dayrate is disclosed, the contract provides for a bonus incentive opportunity not reflected in the current contract dayrate.
(9)	Deepwater Atlas on order from Sembcorp Marine's subsidiary, Jurong Shipyard, has a contractual delivery date of September 27, 2020.

(10)

Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers’ exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers’ exercising fixed price options declines.

(11)	If exercised, a lump sum payment of $12.5 million shall be payable to the customer upon commencement of the option period.
(12)

We hold a 33.0% ownership interest in the unconsolidated company owning  the rig.  Our customer has entered into the drilling contract with the operating company, a wholly owned subsidiary.  Our contract backlog includes and we will recognize 100% of the contract drilling revenues associated with the drilling contract.

(13)	Customer agreed to transfer dates from the GSF Development Driller I to the Dhirubhai Deepwater KG2.
(14)

The start date for this contract is variable at the customers choosing between January 1, 2020 and March 1, 2020.  If the customer has not initiated drilling services by March 2, the rig will be on a standby rate paid by the customer at an undisclosed amount. The firm term for this contract is approximately 120 days. We estimated the contract value to be approximately $54 million dollars, including integrated services, mob and de-mob. Additionally, the contract includes two remaining one-well options priced at an undisclosed rate.

(15)

The contract includes three priced options of 2 wells or a minimal duration of 120 days. Since the dayrate of the priced option is substantially lower than the dayrate of the firm contract and our expectation for the future market dayrate, we will defer recognition of a portion of the revenues billed during the firm contract period and recognize it during the option periods. The average dayrate during the firm and priced options period is $467,000.

(16)

The contract is expected to start in the quarter indicated. Factors that could influence the contract start date include shipyard delivery, customer acceptance, and mobilization to operating location, among others.

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service. The time associated with committed shipyards, upgrades, surveys, repairs, regulatory inspections, contract preparation or other committed activity on the rig and is not expected to earn an operating dayrate, Contract preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements.

The references included in this Fleet Status Report may not be firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time will be reflected in subsequent Fleet Status Reports, as applicable.

In some instances such as certain mobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the primary contract term of the drilling contract.

Forward-Looking Statement.  The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classifications. Transocean uses classifications for its drillships, semisubmersibles, and jackup rigs.The classifications reflect the company’s strategic focus on the ownership and operations of premium, high-specification units and are approximately as follows: “Ultra-Deepwater” are the latest generation of drillships and semisubmersible rigs and are capable of drilling in water depths equal to or greater than 7,500 feet; “Deepwater” rigs are drillships and semisubmersible rigs capable of drilling in water depths equal to or greater than 4,500 feet and less than 7,500 feet; “Harsh Environment” are premium rigs equipped for year-round operations in harsh environments; “Midwater Floaters” are semisubmersible rigs capable of drilling in water depths of greater than 300 feet and up to 4,499 feet.

Stacking.  An "Idle" rig is primarily between contracts, readily available for  operations, and operating costs are typically at or near normal levels. A "Stacked" rig, on the other hand, is primarily manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for approximately 30 days following initiation of stacking.